PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated February 10, 2022,
to
Prospectuses dated May 1, 2021, for Variable Universal Life Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

On February 14, 2022, the AST Hotchkis & Wiley Large-Cap Value Portfolio will change its name to AST Large-Cap Value Portfolio (“the Fund”). At that time, the Fund will also have a new subadvisory agreement.
Due to these changes, the row for the AST Hotchkis & Wiley Large-Cap Value Portfolio in the appendix is hereby deleted and replaced with the following.

Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns As Of 12/31/2020
			1 year	5 year	10 year
Seeks current income and long-term growth of income, as well as capital appreciation.	Fund: AST Large-Cap Value Portfolio Investment Manager(s): PGIM Investments LLC; AST Investment Services, Inc. Subadviser(s): Hotchkis & Wiley Capital Management, LLC; Massachusetts Financial Services Company; T. Rowe Price Associates, Inc.; Wellington Management Company LLP	0.84%	0.27%	9.76%	10.09%

Also on February 14, 2022, the AST BlackRock/Loomis Sayles Bond Portfolio (“the Fund’) will merge into the AST Core Fixed Income Portfolio. As a result of the merger, the AST Core Fixed Income Portfolio is added as an available investment option. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the Fund will be automatically updated to replace the Fund with the AST Core Fixed Income Portfolio.
Due to these changes, the row for the AST BlackRock/Loomis Sayles Bond Portfolio in the appendix is hereby deleted and replaced with the following.

Investment Objective	Fund, Investment Manager(s), and Subadviser(s)	Current Expenses	Average Annual Total Returns As Of 12/31/2020
			1 year	5 year	10 year
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the portfolio.	Fund: AST Core Fixed Income Portfolio Investment Manager(s): PGIM Investments LLC; AST Investment Services, Inc. Subadviser(s): Western Asset Management Company, LLC; Western Asset Management Company Limited; PGIM Fixed Income; PGIM Limited;Wellington Management Company LLP	0.77%	8.11%	5.81%	4.95%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP155
VUL